SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : MAY 30, 2003

                          COMMISSION FILE NO. 000-49698



                            AERO MARINE ENGINE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





                NEVADA                                 98 - 0353007
----------------------------------------              --------------
(STATE  OR  OTHER  JURISDICTION  OF         (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)


              23960 Madison Street, Torrance, California 90505-0159
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (310) 791-4642
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)


                          Suite 502, 595 Howe Street,
                  Vancouver, British Columbia, Canada V6C 2T5
           ----------------------------------------------------------
                            FORMER NAME AND ADDRESS

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ITEM  1.     CHANGES  IN  CONTROL  OF  THE  REGISTRANT.

      As a result of the acquisition of Aero Marine Engine Corp., a Nevada corporation, ("Aero Marine"), the control of the Registrant shifted to the former shareholders of Aero Marine. The following individuals will exercise control of the Registrant.

     Name                     No. of shares(1)                  Percentage(1)
     ----                     -------------                     ----------
Colonel  Robert Fyn            4,178,088                          26.0%
Murray  H.  Stark              4,178,088                          26.0%
Garth  S.  Bailey              2,085,912                          13.0%
Peter  Merganthaler            2,085,912                          13.0%

(1) Prior to the transfer of 1,000,000 shares proportionately in connection with the purchase of assets in the Dyna-Cam asset acquisition.


ITEM  2.   ACQUISITION  OF  DISPOSITION  OF  ASSETS.

     On May 16, 2003, the Registrant acquired 100% of the issued and outstanding shares of Aero Marine in exchange for 12,528,000 shares of the Registrant's common stock. Following the Share Exchange there are 16,062,000 shares of the Registrant's common stock outstanding. On June 30, 2003, the Registrant acquired the assets of Dyna-Cam Engine Corporation in connection with a Disposition of Collateral and Settlement Agreement. In connection with such agreement, various secured lenders were parties to the agreement and agreed to relinquish their security interests in the collateral in consideration for cash and stock. Aero Marine agreed to pay an aggregate of $900,500 in cash and shareholders of Aero Marine agreed to transfer an aggregate of 1,000,000 post forward split shares of the Registrant's common stock which is anticipated shortly. In connection with the acquisition of assets of Dyna-Cam, Aero Marine agreed to assume obligations of approximately $80,000 which are anticipated to be reduced through negotiations. These obligations consist of lease obligations, various judgments and general and administrative expenses.

     DESCRIPTION OF THE BUSINESS

     Aero Marine was incorporated in December 30, 2002. Aero Marine has recently acquired the intellectual property and equipment of Dyna-Cam including three operational Dyna-Cam engines as well as materials to assemble approximately twenty more engines.

DESCRIPTION OF PRINCIPAL PRODUCTS & SERVICES

     Dyna-Cam has a proprietary product which is a new type of internal combustion engine. The internal combustion engine can be utilized for boating, automotive, electric generation, lifting of water, aircraft and other uses.

     The Dyna-Cam engine is an internal combustion engine where the pistons drive a cam to generate power to the main shaft. The main shaft is in a parallel direction to piston movement, without connecting rods or crankshaft. The engine has approximately 40% fewer moving parts than a conventional internal combustion engine, has a greater power to weight ratio, produces high torque at low rpm, operates with less vibration, and is lighter than the competition.

COMPETITIVE BUSINESS CONDITIONS

     Aero Marine has many competitors, including major automotive, engine, marine, and aircraft manufacturers, but it believes that it will be competitive in these markets due to the reasons mentioned above.

NO  DEPENDENCE  ON  ONE  OR  A  FEW  CUSTOMERS

     Aero Marine has a few customers at this time, and numerous others have expressed interest.

PATENTS, TRADEMARKS  &  LICENSES

     Aero Marine has one patent relating to the oiling and water cooling system. In addition, Aero Marine has eight patent applications in process with one relating to cam shaft delivery to valve train. Aero Marine also has proprietary intellectual property and is exploring the climate to protect its technology and anticipates taking additional steps to protect its technology.

NEED  FOR  GOVERNMENT  APPROVAL

     The Dyna-Cam engine was FAA approved and it is expected that Aero Marine will receive additional FAA approval for the engine.

RESEARCH  &  DEVELOPMENT  OVER  PAST  TWO  YEARS

     Aero Marine has not engaged in research and development since its inception in December 2002, but Dyna-Cam has engaged in significant research and development for approximately forty years from which Aero Marine expects to receive substantial benefits.

EMPLOYEES

     Aero Marine currently employs four full time personnel. Aero Marine plans on adding several key staff members in 2003. This includes marketing, finance/administration, highly skilled labor, and customer service.

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DESCRIPTION  OF  PROPERTY

     Aero Marine currently has a month to month lease of premises in Torrance, California where the Dyna-Cam engine has been produced. Over the next several months, Aero Marine will be analyzing the market to determine whether to remain in California or relocate to the New York City area.

LEGAL PROCEEDINGS

None.

RISK FACTORS

     Dependence Upon External Financing. It is imperative that we raise capital to expand our operations and stay in business. We require capital of approximately $2,000,000 to finalize our product and transact our first sales. If we are unable to obtain debt and/or equity financing upon terms that our management deems sufficiently favorable, or at all, it would have a materially adverse impact upon our ability to pursue our business strategy and maintain our current operations.

     Reliance on Key Management. Our success is highly dependent upon the continued services of Garth S. Bailey, our Chief Executive Officer, Patricia Wilks who is expected to serve as our Marketing and Office Manager, and Dennis Palmer who is expected to serve as our Operations Manager. If any of the foregoing persons were to leave us, it could have a materially adverse effect upon our business and operations. We anticipate entering into employment agreements with the foregoing individuals, but can provide no assurance that we will come to terms for such employment agreements.

     Our Product is Unproven. Our product has not been utilized for more than two years. Our product is currently in the prototype stage and is not currently being used. Therefore, we provide no assurance that the product will be successful, if, and when completed.

     Even if Product is Successful, We May Be Unable to Sell Our Product. In the event we are successful in completing our product, there can be no assurance that we will be able to sell our products at all, or enough at prices needed to maintain operations.

     Product Liability. In the event our product is completed, we may suffer substantial product liability in the event that our product fails. We do not currently maintain insurance for our product and product liability resulting from the failure of our product would most likely force us to cease operations.

ITEM  5.   OTHER  EVENTS.

     As a result of the acquisition of Aero Marine and the change in focus of the Registrant's business, the Registrant changed its name from Princeton Ventures, Inc. to Aero Marine Engine, Inc. In addition, Locke Goldsmith resigned as an officer and director of Princeton Ventures, Inc. and Garth Bailey was appointed a director and the Chief Executive Officer. Garth Bailey and William Robertson served as the Registrant's directors until August 21, 2003 when William Robertson resigned as a director.

     In connection with the Share Exchange, it came to the attention that the Amended Bylaws of the Registrant were amended by corporate minutes dated March 20, 2002 which corrected an error relating to Article XII, Section 45 relating to the Board of Directors authority to amend the Corporation's Bylaws. Article XII, Section 45 of the Amended Bylaws was amended to provide that the Board of Directors shall have the power to adopt, amend, or repeal Bylaws. On May 20, 2003, the Board of Directors further amended the bylaws by amending Article III,
Section 13 of the Amended Bylaws to provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, that that proportion of written consents is required.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

Financial  Statements  of  Dyna-Cam Engine Corporation

(a) Financial Statements of Business Acquired

Filed with the Form 10KSB of Dyna-Cam Engine Corporation filed with the SEC on August 7, 2003, covering the audit of the balance sheet as of March 31, 2003 and The related statements of operations, stockholders' equity (deficit) and cash flows for each of the two years in the period ended March 31, 2003, and herein incorporated by reference.


 (b)  Pro  Forma  Financial  Information To  Be  Provided

(c)  Exhibits:

     2.1(1)  Exchange  Agreement
     2.2(1)  Disposition of Collateral and Settlement Agreement
     3.2(1)  Amended Bylaws

Filed as an exhibit to the report on Form 8-K filed with the SEC on July 8, 2003.

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aero Marine Engine, Inc.


October 14,  2003
        ---

/s/  Garth  Bailey
-------------------------------------
 Garth  Bailey
Chief  Executive  Officer


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